Helping Build Chicago — The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago

In 2018 Dollars, Since Inception*

51	$638.8M	$10M	$1.5B	11,727
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved
17.8M	17,718	$1.1B	$145.8M	$2.9B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

MONTCLARE SENIOR RESIDENCES OF CALUMET HEIGHTS

The HIT provided $9.2 million in financing for the $32.7 million new construction of the 134-unit project in Chicago, creating an estimated 464,000 hours of union construction work.

PROJECT PROFILE:

LATHROP HOMES PHASE IA

The HIT provided $22.0 million in financing for the $175.9 million substantial rehabilitation of the 414-unit Lathrop Homes in Chicago, creating an estimated 1,580,250 hours of union construction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build Chicago—The Union Way	SEPTEMBER 2019

Kenmore Plaza Apartments	Mark Twain SRO	30 East Adams Apartments

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer

Chicago and Cook County BCTC

RECENT CHICAGO INVESTMENTS

Project	Location	HIT Investment Building America NMTC Allocation	TDC	Construction Work Hours
Kenmore Plaza Apartments	Chicago	$22,900,000	$60,686,283	224,560
Lake Village East Apartments	Chicago	$14,300,000	$24,989,585	145,400
Paul G. Stewart Apartment III	Chicago	$16,296,000	$31,426,808	288,030
30 East Adams Apartments	Chicago	$44,685,300	$49,755,134	447,080
Lathrop Homes Phase IA	Chicago	$22,000,000	$175,865,785	1,580,250
West Town Housing Preservation	Chicago	$60,404,300	$121,182,660	1,088,890
Montclare Senior Residences of Calumet Heights	Chicago	$9,200,000	$32,721,472	464,000
Montclare Senior Residences of Englewood	Chicago	$2,300,000	$25,397,680	352,240
Mark Twain SRO Apts.	Chicago	$27,278,700	$39,905,499	185,700
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com